Exhibit 10.31

                                  GRANTOR TRUST

                                       OF

                             THE ADAMS NATIONAL BANK

         THIS GRANTOR TRUST AGREEMENT, is made by and between The Adams National Bank, a national banking association, (the "Employer"), and NationsBank, N.A. (the "Trustee"), and is effective March 4, 1998.

                                   WITNESSETH:
                                   -----------

         WHEREAS, the Employer has entered into severance agreements with six key employees effective March 5, 1998 and a letter agreement with Kate Carr effective March 5, 1998 (the "Agreements"), copies of which are attached hereto as Exhibit A; and

         WHEREAS, the Employer deems it advisable to adopt a grantor trust in connection with the Agreements; and

         WHEREAS, the Employer desires the Trustee to hold and administer the Trust Fund under this Trust Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                                    ---------

                           ESTABLISHMENT OF THE TRUST
                           --------------------------

         1.1      Definitions.
                  ------------

                  (a)  Agreement  or   Agreements.   The  term   "Agreement"  or
                       ---------------------------
"Agreements" means the (i) severance agreements entered into between the Bank and Alexander Beltran, Devin Blum, Joyce Hertz, Kimberly Levine, Melrose Nathan and Bijan Partovi (ii) the letter agreement entered into between the Bank and Kate Carr which sets forth the terms and conditions of the receipt of a Severance Payment and (iii) the original Employment Agreement dated as of February 20, 1996 and amended as of March 29, 1996 and the Amendment To Employment Agreement entered into as of March 5, 1998, between the Employer, the Abigail Adams National Bancorp, Inc., and Barbara Davis Blum which sets forth the terms and conditions of the receipt of a Severance Payment.

                  (b) Board of Directors.  The term "Board of  Directors"  means
                      -------------------
the Board of Directors of the Employer.

                  (c) Executive.  The term "Executive"  means those  individuals
                      -----------
who are listed on the attached Exhibit B.


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



                  (d) Executive Account.  The term "Executive Account" means the
                      -----------------
separate sub-account established for each Executive pursuant to the terms of this Trust Agreement which is credited with amounts contributed by the Employer to the Trust Fund, and any earnings and losses attributable to such Employer contributions. Each Executive Account will be segregated within the Trust to prevent the commingling of the Trust Fund's assets.

                  (e) Holding Company.  The term "Holding Company" means Abigail
                      -----------------
Adams National Bancorp, Inc., a Delaware corporation, and any successor.

                  (f) Severance Payment.  The term "Severance Payment" means (i)
                      -------------------
with regard to all Executives except Barbara Davis Blum, a lump sum payment payable to the Executive from his Executive Account pursuant to the terms of the Agreement and (ii) with regard to Barbara Davis Blum, a cash payment equal to eighty percent (80%) of the total amount required under Sections 10(a)(i)(i) and 10(a)(i)(ii) of the Agreement. The amount of any Severance Payment is determined by the terms of the Agreement and excludes any assets in the Executive Account in excess of the amount of the Severance Payment.

                  (g) The Trustee.  The term "Trustee" means  NationsBank,  N.A.
                      -------------
which has accepted the responsibilities herein, unless the Employer designates another person or entity to serve as trustee for the Trust Agreement. If more than one person acts as a Trustee hereunder, the term "Trustee" shall be deemed to include all trustees.

                  (h) Valuation Date. The term  "Valuation  Date" means the last
                      ---------------
day of each quarter of a calendar year, or a more frequent date as agreed upon by the Trustee and the Employer.

         1.2      Description of Trust.
                 ----------------------

                  (a) The Employer hereby establishes with the Trustee the Grantor Trust of The Adams National Bank (the "Trust") which shall be a part of the Agreements. The Trust shall consist of such sums of money or property (acceptable to the Trustee) as shall be paid to the Trustee under the Agreements, and any earnings, profits, increments, additions and appreciation thereto. The Trustee shall be subject only to terms of this Trust. All such sums of money, all investments made therewith or proceeds thereof, and all earnings, profits, increments, appreciation and additions thereto, less the payments which shall have been made by the Trustee, as authorized herein, are referred to herein as the "Trust Fund" or the "Fund".

                  (b) The Trust is an irrevocable grantor trust within the meaning of Section 671 of the Internal Revenue Code. Notwithstanding the foregoing, on March 1st of 1999 and March 1st of each subsequent year: (i) the Board of Directors shall have a thirty (30) day period in which to reevaluate this Trust Fund; and (ii) unless the Board passes a resolution stating otherwise during the thirty (30) day period, the Trust Fund shall continue in effect and remain irrevocable until the following March 1st.



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



                  (c) No portion of the Trust will revert to the Employer except if: (i) necessary to discharge the claims of creditors; (ii) the Executive has not satisfied the conditions for receipt of a Severance Payment in accordance with the Agreement; (iii) the amount of the Severance Payment constitutes an "Excess Parachute Payment," as such term is defined in the Internal Revenue Code of 1986, as amended; (iv) the amount in the Executive Account exceeds the Severance Payment; or (v) in the case of an "Interest Transfer" as described in
Section 2.5.

                  (d) If the Employer is unable to pay its debts as they mature or is a party as a debtor in any bankruptcy proceeding, the Employer will be considered insolvent. The insolvency of the Holding Company of the Employer will not impact the distribution of any Severance Payment under the Agreements. The Board must inform the Trustee of either or both of these conditions. Upon receipt of this information regarding the Employer's insolvency, the Trustee must suspend distribution of any Severance Payments and must hold assets for the benefit of the Employer's general creditors. If the Trustee receives other written notice of the Employer's insolvency, the Trustee must notify the Board in writing and must suspend all Severance Payments. The Trustee must also hold trust assets for the benefit of the Employer's general creditors and must determine within 30 calendar days whether the Employer is insolvent. The Trustee must consult with the Employer as part of the determination of the Employer's insolvency. If the Trustee determines the Employer is solvent, it must resume the distribution of any Severance Payment. If the Trustee has knowledge of the Employer's insolvency or has determined that the Employer is insolvent, the Trustee must deliver trust assets to satisfy the claims of the Employer's general creditors as directed by a court of competent jurisdiction.

                                   ARTICLE II
                                   ----------

                         CONTRIBUTIONS AND DISTRIBUTIONS
                         -------------------------------

         2.1  Contributions.  As soon as  administratively  feasible  after  the
              --------------
execution of the Agreements, the Employer shall pay to the Trustee an amount (in cash) equal to the total Severance Payments under the Agreements as set forth in Exhibit C. The aggregate contribution will be allocated among the Executive Accounts. In determining the amount and frequency of any subsequent contributions to be made in cash or other property acceptable to the Trustee, the Board may, but is not required to, take into account an increase in an Executive's base salary and the earnings and/or losses of the Trust Fund. The Trustee is under no obligation to compel deposits to the Trust Fund.

         2.2 Distributions.  Generally, the Trustee must hold, invest, reinvest,
             --------------
manage, and administer the Trust Fund in accordance with the provisions of the Trust Agreement, and from time to time, on the written direction of the Board, make payments from the Trust Fund for the purposes specified in a written direction. The Trustee shall be under no liability for any payment made by it pursuant to such a direction.



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



         2.3 Information  Supplied by Employer.  All  contributions  made to the
             ----------------------------------
Trust Fund shall be accompanied by a written statement giving the Trustee the identity of the Executives for the year to which the contribution is applicable and the identity of any previous Executive in respect to whom a forfeiture has arisen.

         2.4 Payments to Executives.
             ----------------------

                  (a) Whenever the Trustee shall be advised by the Board or the Employer that an Executive has become entitled to a Severance Payment, it shall distribute to such Executive the Severance Payment due in the amount and manner provided by the Agreement.

                  (b) If an Executive is physically or mentally incapable of receiving and acknowledging a Severance Payment from the Agreement, the Trustee may, upon direction from the Board or the Employer, make the Severance Payment, without the interposition of a guardian, to such institution, trustee, conservator, committee or person who shall be entitled to receive such Severance Payment for the use, benefit or support of said incompetent. Such Severance Payment shall constitute a full acquittance of the Trustee and of all claims against the Trust Fund.

                  (c) In the event that any dispute shall arise as to the persons to whom a Severance Payment and the delivery of any fund or property shall be made by the Trustee, or the amount thereof, the Trustees shall retain the Severance Payment and/or postpone such delivery until actual adjudication of such dispute shall have been made in a court of competent jurisdiction.

                  (d) If the Employer determines that the amount in the Executive Account, and any earnings thereon, are not sufficient to distribute a Severance Payment in accordance with the terms of the Agreement, the Employer may correct this deficiency by making an additional irrevocable deposit to the Executive's Account out of its general assets.

                  (e) If the Employer determines that the amount in the Executive Account exceeds the amount of the Severance Payment, the excess amount will be forfeited and returned to the Employer at the time of distribution.

                  (f) The entitlement of an Executive to a Severance Payment under the Agreement shall be determined by the Employer or such party as it shall designate under the Agreement, and any dispute shall be adjudicated in a court of competent jurisdiction.

         2.5 Interest Transfers.
             ------------------

                  To the extent that the amount in the Trust Fund exceeds the amount of the Severance Payment, the excess amount will be forfeited and returned to the Employer as soon as administratively feasible after the determination has been made and to the extent allowable by the terms of the underlying investments in the Trust Fund. This determination shall be made by the Employer as soon as possible after the end of each calendar quarter by determining the amount in the


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



Trust Fund on the last day of each calendar year quarter and subtracting from that amount the Severance Payment set forth in Exhibit B.


                                   ARTICLE III
                                   -----------

                             INVESTMENT OF THE FUND
                             ----------------------

         3.1 General Rules.  The Trustee shall invest and reinvest the principal
             --------------
and income of the Trust Fund and keep the same invested without distinction between principal and income. The selection and retention or disposition of any investment shall be made by the Trustee at the direction of the Employer or any investment manager appointed by the Board, or its delegate. The Employer and/or its designated investment manager shall have the authority to acquire, manage, retain and dispose of assets of the Trust Fund.

         3.2 Trustee  Powers.  The Trustee  shall have the  following  powers in
             ----------------
addition to the powers customarily vested in trustees by law and in no way in derogation thereof:

                  (a) With any cash at any time held by it, to purchase or subscribe for any Authorized Investment (as defined in Section 3.3 herein), and to retain such Authorized Investment in the Trust Fund.

                  (b) To sell for cash or on credit, convert, redeem, exchange for another Authorized Investment, or otherwise dispose of, any Authorized Investment at any time held by it.

                  (c) To retain uninvested any part of the Trust Fund necessary for the current operational need of the Agreements or Trust, and to deposit any cash in any banking or savings institution, including a savings account or similar interest-bearing account in the Trustee's own savings department.

                  (d) To exercise any option appurtenant to any Authorized Investment in which the Trust Fund is invested for conversion thereof into another Authorized Investment, or to exercise any rights to subscribe for additional Authorized Investments, and to make all necessary payments therefor.

                  (e) At the direction of the Employer, to vote, in person or by general or limited proxy, at any election of any corporation in which the Trust Fund is invested, and similarly to exercise, personally or by a general or limited power of attorney, any right appurtenant to any Authorized Investment held in the Trust Fund.

                  (f) To purchase Authorized Investments at a premium or discount.



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



                  (g) With the approval of the Employer, to employ suitable agents, actuaries, accountants and counsel and to pay their reasonable expenses and compensation from the Trust Fund if not paid by the Employer within ninety
(90) days.

                  (h) To cause any investment in the Trust Fund to be registered in, or transferred into, its name as Trustee or the name of its nominee or nominees or to retain them unregistered or in a form permitting transfer by delivery, or to utilize the Federal Reserve Book Entry System for securities of the United States Government or its agencies, or to utilize the services of a depository clearing corporation to the extent permitted by State law. The books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund, and the Trustee shall be fully responsible for any misappropriation or defalcation in respect of any investment held by its nominee or held in unregistered form. The indicia of ownership of all Trust Fund assets shall be maintained within the jurisdiction of the district courts of the United States.

                  (i) To do all acts which it may deem necessary or proper and to exercise any and all powers of the Trust under this Trust upon such terms and conditions which it may deem are for the best interests of the Trust Fund.

                  (j) To apply for, purchase, hold, transfer, pay premiums on, surrender, and exercise all incidents of ownership of any annuity contract.

                  (k) To invest in proprietary mutual funds of the Trustee or its affiliate.

                  (l) To provide appropriate disclosure regarding trade confirmations. The Employer is aware that Federal Regulations require that the Trustee, without charge and within five business days of its receipt of a broker/dealer confirmation for each security transaction in the Employer's name, forward a copy to the Employer of such broker/dealer confirmation or a written notification which discloses: the Trustee's name; the Employer's name; the capacity in which the Trustee is acting; the date of execution and a statement that the time of execution will be furnished on the request; the identity, price, number of shares or units or principal amount of debt securities purchased or sold by the Employer; the name of the broker/dealer and the amount of any remuneration received by such broker/dealer from the Employer; the amount of any remuneration received by the Trustee from the Employer, and the source and amount of any other remuneration received by the Trustee for the transaction.

         The Employer is also aware that under the preceding paragraph, the Trustee shall provide periodic statements (not more frequently than monthly) to the Employer including a listing of all securities transactions, receipts and disbursements during that period, together with a current listing of the assets held in the account. Accordingly, because the Employer believes that the periodic statements provided by the Trustee will constitute sufficient notice of such transactions, the Employer hereby agrees to accept such periodic statements in satisfaction of the Trustee's obligation to provide the written notification as described in the preceding paragraph.



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



         3.3  Authorized  Investments.   "Authorized  Investment"  means  bonds,
              ------------------------
debentures, notes, commercial paper, bankers' acceptances, money market certificates, or other evidences of indebtedness, including by way of illustration and not by way of limitation, corporate bonds, savings accounts, certificates of deposit, variable note arrangements and obligations of the United States Government; stocks (regardless of class), or other evidences of ownership, in any corporation, mutual investment fund, investment company, association, or business trust; combined, common or commingled trust funds; retirement income or annuity contracts; real and personal property of all kinds, including leaseholds on improved and unimproved real estate. Authorized Investment includes any investment vehicle of the Trustee including without limitation any interest-bearing account, certificate of deposit or variable note arrangement.

         3.4 Segregated Accounts.  The Trustee will establish on behalf of each
             --------------------
Executive a segregated Executive Account.

         3.5  Custodian.  If the  Trustee  is not a bank or trust  company,  the
              ----------
Trustee may delegate, with the approval of the Board, by an instrument in writing, to a person (individual, corporation or other entity) who is appointed as agent or custodian by it, any power or function of the Trustee hereunder (other than the investment of the Trust assets), including without limitation the following:

               (a) custodianship of all or any part of the assets of the Trust;

               (b) maintaining and accounting for the Trust Fund and for Executives' Accounts as part thereof;

               (c) distribution of benefits as directed by the Board; and

               (d) preparation of the annual report on the status of the Trust Fund.

         The agent or custodian so appointed may act as agent for the Trustee, without investment responsibility, for fees to be mutually agreed upon by the Board and the agent or custodian and paid in the same manner as Trustee's fees. The Trustee shall review and monitor the functions of the custodian, but it shall not be responsible for any act or omission of the agent or custodian arising from any such delegation, except to the extent provided in Section 5.8 herein.

                                   ARTICLE IV
                                   ----------

                 ACCOUNTS TO BE KEPT AND RENDERED BY THE TRUSTEE
                 -----------------------------------------------

         4.1 Records and Accounts.  The Trustee shall keep accurate and detailed
             --------------------
accounts of all investments, receipts and disbursements and other transactions hereunder, including such specific records as shall be required by law and such additional records as may be agreed upon in writing between the Board and the Trustee. The Trustee shall file with the appropriate taxing authority such forms as may be required in connection with the payments of benefits and shall file with the


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



appropriate taxing authority such additional forms as may be agreed upon in writing between the Employer and the Trustee. All accounts, books and records relating thereto shall be open to inspection and audit by any person or persons designated by the Employer, at all reasonable times.

         4.2 Annual  Accounting.  Within ninety (90) days following the close of
             -------------------
each calendar year, and within ninety (90) days after the effective date of the removal or resignation of the Trustee, the Trustee shall file with the Board a written account, setting forth all investments, receipts and disbursements, and other transactions effected by them during such year or during the period from the close of the last preceding year to the date of such removal or resignation, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales, and showing all cash, securities and other property held at the end of such year or as of the date of removal or resignation, as the case may be. The Trustee shall include in such report a valuation of the Trust Fund in accordance with Section 4.5 herein. Neither the Employer nor any other person shall have the right to demand or to be entitled to any further or different accounting by the Trustee, except as may be required by statute or by regulations published by federal government agencies with respect to reporting and disclosure. The Board has 60 days following the receipt of the annual accounting to provide written notice to the Trustee of any disputed items. Absent such timely notice by the Board, the Board is deemed to accept the Trustee's annual accounting.

         4.3 Acceptance of Trustee's Accounting.  The acceptance by the Board of
             ----------------------------------
the written account of the Trustee shall not relieve the Trustee of any liability or accountability for breaches of fiduciary responsibility for negligence or willful misconduct or lack of good faith on the part of the Trustee. In the event that the Board files a statement claiming any exception or objection to the written account of the Trustee, and any such exception or objection are not compromised by agreement between the Board and the Trustee, the Trustee shall file its account covering the period from the date of the last account to which no objection was made in any court of competent jurisdiction for audit or adjudication.

         4.4 Establishment of Accounts. The Trustee shall establish and maintain
             --------------------------
as part of the Fund segregated Executive Accounts for each Executive. The establishment of each Executive Account will require a segregation of the assets of the Fund. No Executive shall acquire any right to or interest in any specific asset of the Fund as a result of the allocations to his Executive Account.

         4.5 Valuation of the Trust Fund.
             ----------------------------

                  (a) As of each Valuation Date, the Trustee shall determine the net worth of the assets of the Fund, and report such value to the Board in writing. In determining such net worth, the Trustee shall evaluate the assets of the Fund at their fair market value as of such Valuation Date and shall deduct all expenses chargeable to the Fund. Any increase or decrease in the net worth of the assets of the Fund shall be allocated as of each Valuation Date among the Executive Accounts established as a part of the Fund in the manner specified by the Board.



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



                  (b) In determining and valuing the assets and liabilities of the Fund for any purpose, securities held in the Fund shall be valued at their last published sale price on the Valuation Date. If no sale price shall have been reported on the Valuation Date, or if a security is listed on two or more exchanges, or if any irregularity occurs, the Trustee shall make a determination of value within the custom and practice at such time and will so advise the Board as to its method of valuation.

                                    ARTICLE V
                                    ---------

                                   THE TRUSTEE
                                   -----------

         5.1 Trustee's Conditions.  The Trustee accepts the Trust hereby created
             ---------------------
and agrees to perform the duties hereby required by it, subject, however, to the following conditions:

                  (a) The Trustee shall incur no liability to anyone for any action taken pursuant to a direction, request or approval given by the Board, the Employer or by any other party to whom authority to give such directions, requests or approvals is delegated. Any such direction, request, or approval shall be evidenced by delivery to the Trustee of a statement in writing signed by the authorized initiator thereof.

                  (b) The Trustee shall receive as compensation for its services such amounts as may be agreed upon at the time of execution of this Trust Agreement, subject to change at any time and from time to time by agreement between the Employer and the Trustee. No compensation shall be paid to the Trustee if he is a full-time employee of the Employer. The Trustee's compensation (if any) and the expenses incurred by the Trustee in administering the Trust shall be paid by the Employer. If the Trustee's compensation and expenses are not paid by the Employer within 90 days of receipt, the Trustee reserves the right to withdraw the amounts due from the assets of the Trust.

                  (c) The Trustee shall be indemnified by the Employer against its prospective costs, expenses, and liability in connection with all litigation relating to the Agreements, the Trust or the Trust Fund, except where the litigation is occasioned by the fault of the Trustee.

         5.2 Board.  The  Employer  shall  advise the  Trustee in writing of the
             ------
names of each of the individuals who serve on the Board and the Trustee shall be fully protected in assuming that there has been no change until so advised by the Employer.

         5.3  Resignation  or Removal of Trustee.  The Trustee may be removed by
              -----------------------------------
the Employer at any time upon sixty (60) days notice in writing to the Trustee. The Trustee may resign at any time upon sixty (60) days notice in writing to the Employer. In the case of any such removal or resignation, the Employer shall appoint a successor Trustee who may be either one or more individuals or a corporation empowered to act as trustee. Upon the resignation or removal of a Trustee, it, he/she or they shall assign, transfer and pay over to the successor Trustee its, his/her or their right, title and interest in and to the cash, securities and other properties then constituting the Trust Fund and shall, at the time of such transfer, render an account of its, his/her or their transactions


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



to the Board but the Trustee shall be under no duty to account to anyone other than the Board or to make such a formal accounting as is required of a trustee of an express trust. Any successor Trustee shall have the same rights, powers and duties as those conferred upon the Trustee named in this Trust Agreement. The removal of the Trustee or the appointment of a successor Trustee shall be by instrument in writing, signed by an appropriate officer of the Employer and shall become effective on the date specified in such instrument. A certificate of the Board as to who is or was the duly appointed and acting Trustee at any time may be accepted as conclusive by all parties dealing with the Trustee. The Trustee shall be entitled to request a court of competent jurisdiction to name a Trustee if the Employer should fail to name a successor Trustee within the notice period. The costs to name a court-appointed successor Trustee can be charged to the Trust if not paid by the Employer within ninety (90) days.

         5.4  Provision  for  Co-Trustee.  The  Employer  may select one or more
              --------------------------
individuals (who may be employees of the Employer) or a corporation to act as a trustee hereunder. In such event, the powers granted to the Trustee under the provisions of this Trust Agreement shall be vested in all such trustees jointly and shall be exercised by a majority of the Trustees.

         5.5 Trustee Vote By  Majority.  Acts and  decisions of the Trustee,  if
            ---------------------------
there be more than one, involving trust interpretations or matters of policy shall be by majority vote evidenced by an executed writing either in a meeting or without a meeting. Any Trustee may sign on behalf of the Trustees any documents or papers which may be required in the routine operation of the Trust.

         5.6  Non-Participation  of Trustee. No Executive may be a Trustee under
              ------------------------------
this Trust Agreement.

         5.7  Bonding of Trustee.  The Trustee is not required to be bonded.
              ------------------

         5.8  Liability of Trustee.
              ---------------------

                  (a) The Trustee shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. If it exercises investment powers, the Trustee shall diversify the investments of the Fund so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so. The Trustee shall not be responsible in any way for any action or omission of the Employer or the Board or the investment manager with respect to their duties and obligations as set forth in the Trust. The Trustee shall also not be responsible for any action or omission of any of its agents or with respect to reliance upon the advice of counsel (whether or not such counsel is also counsel to the Employer), provided that such agents or counsel were prudently chosen by the Trustee and that the Trustee relied in good faith upon the action of such agent or the advice of such counsel. The Trustee shall not be relieved from responsibility or liability for any responsibility, obligation or duty imposed upon it under the Agreements, the Trust or law. Nothing herein shall preclude the indemnification of the Trustee by the Employer.

                  (b) To the extent the Trustee is found liable to any person for any action taken or omitted in connection with the interpretation and administration of this Trust Agreement, the Employer shall indemnify the Trustee for all amounts attributable to such imposition of liability, unless liability is determined to have been attributable to willful or gross misconduct.

                  (c) The Trustee is a party to this Trust Agreement solely for the purposes set forth in this Trust Agreement and the Agreements, and to perform the acts set forth therein, and no obligation or duty shall be expected or required of it except as stated in the Agreements or the Trust Agreement.

                                   ARTICLE VI
                                   ----------

                      DUTIES OF THE EMPLOYER AND THE BOARD
                      ------------------------------------

         6.1  Information  and Data to be Furnished  the  Trustee.  The Employer
              ----------------------------------------------------
agrees to furnish the Trustee with such information and data relative to the Agreements as is necessary for the proper administration of the Fund established hereunder.

         6.2 Limitation of Duties. Neither the Employer nor the Board shall have
             ---------------------
any duties or obligations with respect to this Trust Agreement, except those expressly set forth herein and in the Agreements.

         6.3 Limitation of Liability.  Except as otherwise  provided by law, the
             ------------------------
Employer and the Board shall not in any way be liable or responsible to any Executive, Trustee or any other person, firm or corporation whatsoever for any acts of omission or commission in connection with their duties herein, unless such act of omission or commission is due to his or its own individual, willful and intentional nonfeasance, malfeasance or misfeasance.

                                   ARTICLE VII
                                   -----------

                    DELEGATION OF DUTIES AND RESPONSIBILITIES
                    -----------------------------------------

         7.1  Investment  Manager.  The Board  reserves  the right to appoint an
              --------------------
investment manager to manage, acquire or dispose of assets of the Trust Fund. To the extent an investment manager is appointed and the Trustee receives written notification of such appointment, the Trustee shall not be liable for its act and conduct in the administration of the Agreements and Trust pursuant to the investment manager's direction, except for acts of willful misconduct; provided, however, that the foregoing shall not relieve the Trustee from any responsibility or liability for any obligation or duty that they may have pursuant to ERISA. The selection and retention or disposition of any investment shall be made by the Trustee at the direction of the Employer or any investment manager appointed by the Board, or its delegate.

         7.2 Duty to Monitor.  If an  investment  manager is appointed to manage
             ---------------
the assets of the Trust Fund, the Board shall have the responsibility and authority to monitor the performance of the investment manager and to terminate such appointment if necessary.

         7.3 Investment  Manager  Powers.  To the extent the investment  manager
             ----------------------------
manages, acquires, or disposes of assets of the Trust Fund, the investment manager shall assume the responsibilities and liabilities of the Trustee with regard to the management of the assets of the Trust Fund, and the Trustee shall be relieved of such liabilities.

                                  ARTICLE VIII
                                  ------------

                            AMENDMENT AND TERMINATION
                            -------------------------

         8.1 Amendment of Trust.  The  provisions of the Trust may be amended at
             ------------------
any time and from time to time by the Employer, provided that, no such amendment may be made which is prohibited under the Agreements or which increases the duties or the obligations of the Trustee without its consent.

         8.2  Procedure  for  Amendment  of  the  Trust.   Notwithstanding   the
              ------------------------------------------
provisions of Section 8.1 or of any other provision of the Trust or of the Agreements, if any amendment of the Trust or the Agreements is required to meet the requirements of any law, government regulation or ruling, or if an amendment is otherwise permissible under state or federal law, either express or implied, such amendment may be made retroactively and shall be accomplished by the Employer and effected by written notice to the Trustee. If the Trustee does not approve an amendment of the Trust, the Trustee shall immediately notify the Employer.

         8.3  Termination of the Severance  Agreements or Trust.  Each Agreement
              -------------------------------------------------
shall terminate automatically upon distribution or forfeiture of the Severance Payment thereunder. Upon the final distribution or forfeiture of a Severance Payment under the Agreement, the Trust shall also terminate.

                                   ARTICLE IX
                                   ----------

                            MISCELLANEOUS PROVISIONS
                            ------------------------

         9.1 Reliance on Trust  Agreement.  Any person  dealing with the Trustee
             -----------------------------
may rely upon a copy of this Trust Agreement and any amendments thereto, certified to be a true and correct copy by the Trustee or any officer of the Trustee.

         9.2  Invalidity.  In the event any  provision  of this Trust  Agreement
              ----------
shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof, and this Trust Agreement shall thereafter be construed and enforced as if said illegal or invalid provisions had never been included herein.

         9.3 Agreements'  Provisions.  The Agreements and each provision thereof
             -----------------------
is hereby incorporated by reference and shall, for all purposes, be deemed a part of the Trust, provided, however, that in the event of any conflict between the provisions of the Agreements and the Trust, the former shall control.

         9.4  Agreements'  Terms.  Any term used herein  which is defined in the
              -------------------
Agreements shall be considered to have the same meaning as in the Agreements unless the contrary is clearly indicated.

         9.5  Applicable  Law. This Agreement  shall be construed,  enforced and
              ----------------
regulated under federal law, and to the extent (if any) not preempted thereby, under the laws of the District of Columbia.

         9.6 Counterparts.  This Trust may be executed in multiple counterparts,
             ------------
each of which shall be deemed to be an original.

         IN WITNESS WHEREOF, as evidence of the adoption of this Trust Agreement, the Employer and the Trustee have caused this Trust Agreement to be executed as of this day of March, 1998.

ATTEST:                                     THE ADAMS NATIONAL BANK


___________________________________         By:_______________________________

ATTEST:                                     NATIONSBANK, N.A.


____________________________________         _________________________________

                       NOTARIZATION FOR AGREEMENTS SPONSOR
                       -----------------------------------

DISTRICT OF COLUMBIA, __________________________, to wit:

         I HEREBY CERTIFY that on this      day of           , before me, the

subscriber, a Notary Public of the                           , in and for

                 ,personally appeared and known to me (or satisfactorily proven

to be)                  , and duly acknowledged the foregoing Trust Agreement to

be the act and deed of said Employer.

         WITNESS my hand and Notarial Seal.


                                 ------------------------------------------
                                  Notary Public

                                  My Commission Expires:____________________

                       NOTARIZATION FOR NATIONSBANK, N.A.
                       ----------------------------------

DISTRICT OF COLUMBIA, ________________________, to wit:

         I HEREBY CERTIFY that on this      day of            , before me, the

subscriber, a Notary Public of the                                            ,

in and for                                , personally appeared and known to me

or satisfactorily proven to be)                , Trustee and duly acknowledged

the foregoing Trust Agreement to be the act and deed of said Trustee.

         WITNESS my hand and Notarial Seal.



                                  _________________________________________
                                  Notary Public

                                  My Commission Expires:____________________

                                    EXHIBIT B


Alexander Beltran
Barbara Davis Blum
Devin Blum
Kate Carr
Joyce Hertz
Kimberly Levine
Melrose Nathan
Bijan Partovi